THE STRONG
                                   ----------

                                 INTERNATIONAL
                                 STOCK FUND II

                       =================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                       =================================

                               Table of Contents

Investment Review
     The Strong International Stock Fund II ................................2

Financial Information
     Schedule of Investments in Securities .................................4
     Statement of Assets and Liabilities ...................................5
     Statement of Operations ...............................................6
     Statements of Changes in Net Assets ...................................7
     Notes to Financial Statements .........................................8

Financial Highlights ......................................................10

Report of Independent Accountants .........................................11


                                 [STRONG LOGO]
                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 10101L98

                                ===================
                     THE STRONG INTERNATIONAL STOCK FUND II
--------------------------------===================-----------------------------

FUND
 HIGHLIGHTS

o    The Fund returned -4.78% for the 12 months ended December 31, 1998.

o New management came to the Fund in May 1998. Major changes included reducing the number of stocks, cutting emerging-market exposure, and eliminating closed-end funds and illiquid stocks.

o The Fund was overweighted in Western Europe, as well as in banks, insurance, and technology. These positions hurt performance in September and October.

o The Fund stayed fully invested in stocks, in keeping with our long-term perspective. We did not sell out of companies that we continue to believe in, even if their market prices suffered in recent downturns.

---------------------------------------

              AVERAGE ANNUAL
              TOTAL RETURNS(1)

              As of 12-31-98

            1-year      -4.78%

            3-year      -3.13%

   Since Inception      -2.15%
     (on 10-20-95)

---------------------------------------

           FIVE LARGEST HOLDINGS
                BY COUNTRY

             As of 12-31-98

COUNTRY                 % OF NET ASSETS

United Kingdom                    28.0%

Hong Kong                         22.7%

France                             8.9%

Germany                            7.5%

Netherlands                        7.5%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ David Lui
David Lui
Portfolio Manager

--------------------------------------------------------------------------------

Although fears of a global recession at times drove the markets, we don't believe the world will fall into one. And even if a recession were to come about, we believe that global central banks will do their utmost to maintain a stable economic environment, primarily by making cuts in benchmark interest rates. Therefore, we anticipate that a slow growth environment will prevail over the gloom-and-doom scenario some observers have forecast recently.

Despite recent missteps, Western Europe appears likely to remain one of the most attractive areas to invest in during 1999 for several reasons:

1. The launch of the European Monetary Union on January 1, 1999, which should ease international trade.

2. Increasing stock buybacks among European companies, which can boost stock prices and increase shareholder value.

3. Continued restructuring, consolidation, and deregulation. The drive for efficiency that swept through the U.S. in the late 1980s and early 1990s is just beginning in Europe.

4.   Welfare reforms that will reduce the burden on national treasuries.

We also believe interest rates will continue to fall over the next few months, which bodes well for the battered Asian economies. We believe the most attractive Asian market for the near future is Hong Kong, because:

1. Its stock market is centered on real estate and banking. Both industries can respond very favorably to declining interest rates.

                                           ----------------------------

                                              WE ANTICIPATE THAT A

                                               SLOW GROWTH ENVIRON-

                                              MENT WILL PREVAIL OVER

                                               THE GLOOM-AND-DOOM

                                                  SCENARIO SOME

                                                  OBSERVERS HAVE

                                                FORECAST RECENTLY.

                                           ----------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance project. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

2. There are fewer shares available on the Hong Kong stock market in the wake of the government's recent substantial purchases. This tightened supply could move prices up.

3. The recent strength of the Japanese yen significantly reduced the threat of a currency devaluation.

Over the next six to 12 months, we intend to modify our weighting in Western Europe, pulling back from our previous heavy emphasis on this region. We remain firm believers in the region's bright prospects, but we also believe that declining interest rates may benefit Southeast Asian markets. As a result, we're investing more in the Far East. And although our investments in real estate, bank, and insurance stocks hurt the Fund in September and early October, we believe the current interest-rate climate will work to their benefit. Thus we're maintaining our holdings in these areas.

After dire predictions by various market gurus and strategists, the sun has returned to global stock markets. While there may be a slowdown in the global economy, we believe rumors of its demise are greatly exaggerated.

Thank you for your investment with the Strong International Stock Fund II. We appreciate the confidence you've shown us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-20-95 to 12-31-98
[GRAPH]
              THE STRONG                             Lipper
             INTERNATIONAL         MSCI EAFE      International
             STOCK FUND II           Index*        Funds Index*

      9-95      10,000              10,000           10,000
     12-95      10,261              10,491           10,320
      6-96      11,641              10,965           11,215
     12-96      11,326              11,125           11,809
      6-97      12,307              12,372           13,456
     12-97       9,795              11,323           12,665
      6-98      10,463              13,127           14,668
     12-98       9,327              13,588           14,269


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indices' performance was prorated for the month of October 1995.


--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG INTERNATIONAL STOCK FUND II SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. OUR THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. WE EXAMINE THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES TO DECIDE HOW MUCH OF THE FUND'S ASSETS--IF ANY--TO INVEST IN EACH ONE. THEN WE CHOOSE INDIVIDUAL STOCKS BASED ON RIGOROUS ANALYSIS INCORPORATING INTERVIEWS WITH A COMPANY'S LEADERSHIP. WE MAKE TAX EFFICIENCY A PRIORITY AND SOMETIMES INVEST TO MANAGE RISK FROM FLUCTUATIONS IN FOREIGN CURRENCY VALUES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The MSCI Europe, Australasia, and Far East Index, the Fund's benchmark, returned 20.00% for the 12 months through December 31, 1998.*

o Western Europe fell hard in September and early October after accumulating strong gains through July.

o In September and October, Japanese stocks benefited from the yen's 33% surge in value. The Hong Kong government supported its country's markets by using currency reserves to purchase stocks.

o Concerns following Russia's default on its debt, Latin American turmoil, and hedge-fund crises drove investors out of financial-services companies. Fear of a recession, which could cut corporate spending, led investors to shun high-tech firms.

SCHEDULE OF INVESTMENTS IN SECURITIES                          DECEMBER 31, 1998
--------------------------------------------------------------------------------
                       ==================================
                       STRONG INTERNATIONAL STOCK FUND II
                       ==================================

                                                  Shares or
                                                  Principal     Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 99.3%
Canada  2.7%
Northern Telecom, Ltd.                              25,700  $ 1,288,213

Egypt 0.0%
Suez Cement                                            105        1,585

Finland 5.9%
Nokia Oyj `A Shares'                                20,000    2,433,042
Sonera Group Oyj (b)                                19,200      342,824
                                                            -----------
                                                              2,775,866
France 8.9%
Banque Nationale de Paris                           12,700    1,045,778
Groupe Danone                                        1,500      429,439
Pinault-Printemps-Redoute SA                         2,525      482,527
Societe Generale                                     2,700      437,221
Societe Television Francaise                         2,700      480,702
ST Microelectronics (b)                             12,200      862,276
Suez Lyonnaise des Eaux                              2,300      472,453
                                                            -----------
                                                              4,210,396
Germany 7.5%
Bayerische Motoren Werke AG                          1,600    1,243,045
Bayerische Motoren Werke AG - New (b)                  134      101,367
Deutsche Lufthansa AG - Registered Shares           48,000    1,061,347
Mannesmann AG                                       10,000    1,147,630
Muenchener Rueckversicherungs-Gesellschaft
  Warrants, Expire 6/03/02 (b)                          52        2,421
                                                            -----------
                                                              3,555,810
Greece 0.3%
Panafon Hellenic Telecom Company SA
  (Acquired 11/20/98; Cost $99,116) (b) (c)          5,500      147,242

Hong Kong 22.7%
Cheung Kong Holdings, Ltd.                         228,000    1,640,848
China Telecom (Hong Kong), Ltd. (b)                382,000      660,780
Citic Pacific, Ltd.                                349,000      752,369
Hang Seng Bank, Ltd.                               198,000    1,770,002
Henderson Land Development Company, Ltd.           250,000    1,294,116
Hutchison Whampoa, Ltd.                            209,000    1,477,132
New World Development Company, Ltd.                565,000    1,422,238
Peregrine Investment Holdings, Ltd. (b)            236,000            0
Sun Hung Kai Properties, Ltd.                      231,000    1,684,804
                                                            -----------
                                                             10,702,289
India 0.0%
UTI-Mastergrowth 93 Fund (b)                        15,100        3,595

Ireland 1.2%
Bank of Ireland                                     26,000      577,030

Italy 6.7%
Banca Poplare di Brescia                            30,000      732,506
La Rinascente Spa                                   58,500      602,216
Mediaset Spa                                        88,000      715,606
Mediolanum Spa                                      85,000      631,092
Telecom Italia Mobile Spa                           67,000      495,096
                                                            -----------
                                                              3,176,516
Kazakhstan 0.1%
Firebird Republics Fund (b)                          1,280       68,784

Netherlands 7.5%
ASM Lithography Holding NV (b)                      29,000      885,661
Getronics NV                                         7,600      376,057
Koninklijke Ahold NV                                23,250      858,500
Koninklijke Ahrend NV                               12,000      273,903
Vendex NV                                           21,100      511,924
VNU NV                                              17,000      640,383
                                                            -----------
                                                              3,546,428
Portugal 1.6%
Brisa-Auto Estradas de Portugal SA                  12,800      753,956

Romania 0.3%
The Romanian Investment Fund, Ltd.
  (Acquired 5/08/97; Cost $300,000) (b) (c)            300      146,250

Spain 1.1%
Banco Santander SA                                  25,363      504,007

Sweden 1.1%
Skandia Forsakrings AB                              33,000      504,905

Switzerland 3.4%
Adecco SA                                            1,921      876,932
Zurich Allied AG                                       950      703,422
                                                            -----------
                                                              1,580,354
Ukraine 0.3%
Ukrainian Opportunity Fund (b)                      29,700      148,500

United Kingdom 28.0%
Boots Company PLC                                   27,000      457,048
Cable & Wireless Communications PLC (b)             86,400      784,504
Diageo PLC                                           3,813       43,135
Dixons Group PLC                                    35,000      489,430
EMAP PLC                                            28,800      547,772
GKN PLC                                             39,500      520,999
Hays PLC                                            73,200      638,620
Legal & General Group PLC                          135,000    1,742,673
Lloyds TSB Group PLC                               108,000    1,527,211
Misys PLC                                          128,500      930,333
National Express Group PLC                          48,000      885,961
Stagecoach Holdings PLC                            145,000      573,760
Standard Chartered PLC                             177,000    2,038,936
Vodafone Group PLC                                  79,000    1,275,223
WPP Group PLC                                      129,000      780,340
                                                            -----------
                                                             13,235,945
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $41,914,096)                       46,927,671
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 1.8%
COMMERCIAL PAPER 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call Deposit,
  3.75%                                           $ 71,000       71,000
TIME DEPOSITS 1.7%
United States
Westdeutsche Landesbank Gironzentrale
  Grand Cayman, 5.4375%, Due 1/04/99               800,000      800,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $871,000)                    871,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $42,785,096) 101.1%    47,798,671
Other Assets and Liabilities, Net (1.1%)                       (517,914)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $47,280,757
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                         Strong International
                                                            Stock Fund II
                                                         --------------------
ASSETS:
  Investments in Securities, at Value (Cost of $42,785,096)   $47,798,671
  Dividends and Interest Receivable                                75,350
  Other Assets                                                      5,822
                                                              -----------
  Total Assets                                                 47,879,843

LIABILITIES:
  Payable for Securities Purchased                                504,053
  Accrued Operating Expenses and Other Liabilities                 95,033
                                                              -----------
  Total Liabilities                                               599,086
                                                              -----------
NET ASSETS                                                    $47,280,757
                                                              ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)               $61,176,924
  Accumulated Net Investment Income                               177,022
  Accumulated Net Realized Loss                               (19,089,366)
  Net Unrealized Appreciation                                   5,016,177
                                                              -----------
  Net Assets                                                  $47,280,757
                                                              ===========

Capital Shares Outstanding (Unlimited Number Authorized)        5,387,173

NET ASSET VALUE PER SHARE                                           $8.78
                                                                    =====





                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                         Strong International
                                                            Stock Fund II
                                                         --------------------
INCOME:
  Dividends (net of withholding taxes of $99,828)             $  912,104
  Interest                                                       138,178
                                                              ----------
  Total Income                                                 1,050,282
EXPENSES:
  Investment Advisory Fees                                       548,043
  Custodian Fees                                                 253,030
  Shareholder Servicing Costs                                     50,034
  Other                                                           29,829
                                                              ----------
  Total Expenses                                                 880,936
                                                              ----------
NET INVESTMENT INCOME                                            169,346

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                              (12,693,411)
    Futures Contracts and Forward Foreign Currency Contracts  (1,138,499)
    Foreign Currencies                                            (1,796)
                                                              ----------
    Net Realized Loss                                        (13,833,706)
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                               11,797,320
    Futures Contracts                                            (98,437)
    Foreign Currencies                                             3,375
                                                              ----------
    Net Change in Unrealized Appreciation/Depreciation        11,702,258
                                                              ----------
NET LOSS ON INVESTMENTS                                       (2,131,448)
                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         ($1,962,102)
                                                              ==========



                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

                                                             Strong International Stock Fund II
                                                             ----------------------------------
                                                                 Year Ended      Year Ended
                                                                Dec. 31, 1998   Dec. 31, 1997
                                                                -------------   -------------
OPERATIONS:
  Net Investment Income                                           $  169,346      $  468,442
  Net Realized Loss                                              (13,833,706)     (3,983,154)
  Net Change in Unrealized Appreciation/Depreciation              11,702,258      (5,890,715)
                                                                  ----------      ----------
  Net Decrease in Net Assets Resulting from Operations            (1,962,102)     (9,405,427)
DISTRIBUTIONS:
  From Net Investment Income                                        (642,787)       (468,442)
  In Excess of Net Investment Income                                      --        (835,402)
  From Net Realized Gains                                                 --      (1,952,335)
                                                                  ----------      ----------
  Total Distributions                                               (642,787)     (3,256,179)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                       62,818,720      49,323,565
  Proceeds from Reinvestment of Distributions                        642,787       3,256,179
  Payment for Shares Redeemed                                    (73,396,714)    (55,248,543)
                                                                  ----------      ----------
  Net Decrease in Net Assets from Capital Share Transactions      (9,935,207)     (2,668,799)
                                                                  ----------      ----------
TOTAL DECREASE IN NET ASSETS                                     (12,540,096)    (15,330,405)
NET ASSETS:
  Beginning of Year                                               59,820,853      75,151,258
                                                                  ----------      ----------
  End of Year                                                    $47,280,757     $59,820,853
                                                                 ===========     ===========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                             6,670,162       4,419,239
  Issued in Reinvestment of Distributions                             63,075         288,891
  Redeemed                                                        (7,763,041)     (4,980,333)
                                                                  ----------      ----------
  Net Decrease in Shares of the Fund                              (1,029,804)       (272,203)
                                                                  ==========      ==========


                             See Notes to Financial Statements.


                                                                                          7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1.   ORGANIZATION
     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1998, approximately 86% of the Fund's shares are owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1998 were $399,116 and $293,492 respectively, representing 0.6% of the net assets of the Fund.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses.
          When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are market-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's advisor may voluntarily waive certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor and unaffiliated directors' fees for the year then ended were $7,586, $99,386 and $1,500, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1998 were $133,185,286 and $135,755,181, respectively..

6.   INCOME TAX INFORMATION
     At December 31, 1998, the cost of investments in securities for federal income tax purposes was $45,013,421. Net unrealized appreciation of securities was $2,785,250, consisting of gross unrealized appreciation and depreciation of $4,527,849 and $1,742,599, respectively. The Fund had a capital loss carryover of $16,861,042 which expires in 2006.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
-----------------------------------------------------------------------------------------------

                                                                         Year Ended
                                                               --------------------------------
SELECTED PER-SHARE DATA(a)                                     1998      1997     1996   1995(b)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $9.32    $11.23   $10.22  $10.00

Income From Investment Operations
  Net Investment Income                                         0.03      0.06     0.03    0.01
  Net Realized and Unrealized Gains (Losses) on Investments    (0.46)    (1.50)    1.03    0.25
-----------------------------------------------------------------------------------------------
  Total from Investment Operations                             (0.43)    (1.44)    1.06    0.26

Less Distributions
  From Net Investment Income                                   (0.11)    (0.06)   (0.03)  (0.01)
  In Excess of Net Investment Income                              --     (0.12)   (0.02)  (0.03)
  From Net Realized Gains                                         --     (0.29)      --      --
-----------------------------------------------------------------------------------------------
  Total Distributions                                          (0.11)    (0.47)   (0.05)  (0.04)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $8.78     $9.32   $11.23  $10.22
===============================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Total Return                                                 -4.8%    -13.5%   +10.4%   +2.6%
  Net Assets, End of Period (In Millions)                        $47       $60      $75      $2
  Ratio of Expenses to Average Net Assets                       1.6%      1.5%     1.9%    2.0%*
  Ratio of Net Investment Income to Average Net Assets          0.3%      0.6%     0.4%    1.0%*
  Portfolio Turnover Rate                                     255.2%    169.2%   126.0%   26.9%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from October 20, 1995 (inception) to December 31, 1995.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of Strong Variable Insurance Funds, Inc.
and the Shareholders of the Strong International Stock Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong International Stock Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 1999


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